                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) JULY 14, 1998


                              THE HERTZ CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-7541                 13-1938568
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                            07656-0713
     (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (201) 307-2000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 6 pages.
                        The Exhibit Index is on page 3.

Item 5.  Other Events


       On July 14, 1998, The Hertz Corporation issued a press release with respect to its second quarter 1998 earnings.

       A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


       (c)    EXHIBITS.

              The following Exhibit is filed as part of this Report.

              (99)Press release relating to The Hertz Corporation's second quarter 1998 earnings.





                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE HERTZ CORPORATION
                                        (Registrant)



                                    By:   /s/ Richard J. Foti
                                           Richard J. Foti
                                           Staff Vice President and Controller
                                           (Principal Accounting Officer)

Dated:  July 20, 1998

                                 Exhibit Index




Exhibit No.                 Description                          Page

     (99)         Press release relating to The Hertz            4-5
                  Corporation's second quarter 1998
                  earnings





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